Exhibit 99.1
P.F. Chang’s China Bistro, Inc.
P.F. CHANG’S EARNS $0.36 PER SHARE
SCOTTSDALE, Arizona, April 26, 2006 – P.F. Chang’s China Bistro, Inc. (NASDAQ:PFCB) today reported earnings of $9.8 million for the first quarter ended April 2, 2006 compared to $10.8 million for the first quarter of the prior year. Earnings per share for the first quarter were $0.36 as compared to $0.40 for the first quarter of the prior year.

(000 except per share data)	1Q06	1Q05

Revenues	$228,613	$194,214
Net Income	$9,813	$10,826
Diluted Earnings Per Share	$0.36	$0.40
Shares Used in diluted EPS calculation	27,239	26,893
2006 Expectations
Revenue is expected to increase approximately 18% to $954 million in 2006. The primary assumptions underlying this revenue forecast are:

1. New unit development:	Bistro	19 units	340 sales weeks
	Pei Wei	30 units	649 sales weeks
	Taneko	1 unit	16 sales weeks

2. Comp store sales gains:	Bistro	1.8%
	Pei Wei	0.2%
3. Reopening Bistro in Metairie, Louisiana with reduced hours of operation.
4. Six-month closure of the Bistro in the Planet Hollywood Hotel and Casino.
Earnings per share are expected to decline in 2006 from the $1.40 earned in 2005 due to equity-based compensation expense. Including anticipated grants in 2006, equity-based compensation expense is expected to approximate $11.1 million in the current year. Given this current estimate of equity-based compensation, earnings per share are expected to be $1.31 in 2006.
The Company is hosting a conference call today at 1:00 pm ET in which management will provide further details on the first quarter results as well as its expectations for the balance of the year. A webcast of the call can be accessed through the company’s website at http://www.pfchangs.com.

P.F. Chang’s China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility.
Note with respect to nonGAAP financial measures contained within Supplemental Financial Information
In addition to using GAAP results in evaluating our business, management also believes it is useful to measure results on a pro forma basis excluding estimated equity-based compensation. Estimated equity-based compensation, which impacts both labor and G&A costs, is excluded because of the unpredictability of equity based compensation charges. These charges are affected by factors that may change on each grant date, including the Company’s stock price, stock market volatility, expected option term, risk-free interest rates and expected dividends, all of which can create great variability from period to period. The pro forma presentation (which excludes equity based compensation from labor and G&A costs and the related percentages of sales) provides a more easily comparable set of financial performance measures for the Company and highlights the operations of our existing restaurants by eliminating the non-operational volatility of equity-based compensation. This also allows investors, as well as management to focus on the cash generating capacity and performance of our restaurant concepts, both of which are material to our rate of growth and ability to finance that growth from our operations. The non-GAAP pro forma financial information presented herein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Please see the GAAP to non-GAAP reconciliation on page nine of this press release, for a comparison of each non-GAAP measure to the most comparable GAAP measure, as well as a reconciliation of the two measures.
Note with respect to forward looking statements
The statements contained in this press release that are not purely historical, including the Company’s estimates of its revenues, earnings and comparable sales, as well as statements concerning the Company’s development schedule, are forward looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the Company’s ability to operate its restaurants profitably; the Company’s ability to hire, train and retain skilled management and other personnel; changes in consumer tastes and trends, and national, regional and local economic and weather conditions; changes in costs related to food, utilities, labor shortages, our ability to develop and construct our restaurants within projected budgets and time periods; the inherent unpredictability of estimating equity-based compensation expense under FAS 123(R); changes to existing accounting rules or differing interpretations to our current accounting practices and other risks described in the Company’s recent SEC filings.

Contact:		P.F. Chang’s China Bistro, Inc.(480) 888-3000
	Media:	Laura Cherry	laurac@pfchangs.com
	Investor:	Bert Vivian	bertv@pfchangs.com

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended	13 Weeks Ended
	Apr 2	Apr 3
	2006	2005

Revenues	$228,613	$194,214
Cost of sales	63,440	53,982
Labor	76,937	63,528
Operating	34,841	28,250
Occupancy	12,493	10,274
General & administrative	13,252	10,582
Depreciation & amortization	10,355	8,134
Preopening expenses	1,694	1,334
Partner investment expense	200	273

Total costs and expenses	213,212	176,357

Income from operations	15,401	17,857
Interest income, net and other income	492	458
Minority interest	(2,022)	(2,276)

Income before provision for income taxes	13,871	16,039
Provision for income taxes	(4,058)	(5,213)

Net income	$9,813	$10,826

Basic net income per share	$0.37	$0.41
Diluted net income per share	$0.36	$0.40
Shares used in calculation of basic EPS	26,485	26,117
Shares used in calculation of diluted EPS	27,239	26,893

	Percentage of Revenues
	Apr 2	Apr 3
	2006	2005

Revenues	100.0%	100.0%
Cost of sales	27.7%	27.8%
Labor	33.7%	32.7%
Operating	15.2%	14.5%
Occupancy	5.5%	5.3%
General & administrative	5.8%	5.4%
Depreciation & amortization	4.5%	4.2%
Preopening expenses	0.7%	0.7%
Partner investment expense	0.1%	0.1%

Total costs and expenses	93.3%	90.8%

Income from operations	6.7%	9.2%
Interest income, net and other income	0.2%	0.2%
Minority interest	-0.9%	-1.2%

Income before provision for income taxes	6.1%	8.3%
Provision for income taxes	-1.8%	-2.7%

Net income	4.3%	5.6%

     Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.

Supplemental Financial Information — Pro Forma Forecast

		53 weeks						Forecast					YOY
	2003	2004	1Q05	2Q05	3Q05	4Q05	2005	1Q06A	2Q06	3Q06	4Q06	2006	Change

Units	130	168	170	182	193	208	208	214	222	241	259	259
Sales weeks	5,749	7,931	2,190	2,273	2,438	2,596	9,497	2,751	2,816	3,002	3,275	11,844	24.7%
AWS	93,915	89,136	88,682	87,134	83,285	82,371	85,201	83,102	81,078	78,842	79,479	80,539	-5.5%

Sales	539,917	706,941	194,214	198,056	203,049	213,834	809,153	228,613	228,316	236,685	260,295	953,909	17.9%
per FDS	$20.57	$26.60	$7.22	$7.34	$7.50	$7.90	$29.97	$8.39	$8.38	$8.69	$9.56	$35.02

Operating costs
COS	152,788	200,736	53,982	54,493	56,010	60,149	224,634	63,440	63,225	65,005	71,081	262,752
Labor	176,428	233,325	63,528	64,765	67,836	70,114	266,243	76,593	74,722	77,952	85,863	315,130
Operating	73,660	99,528	28,250	29,505	31,490	33,002	122,247	34,841	34,495	36,098	38,032	143,466
Occupancy	28,914	37,693	10,274	10,767	11,182	10,570	42,793	12,493	12,548	13,029	14,386	52,456
Minority interest	7,887	10,078	2,276	2,176	1,974	1,801	8,227	2,022	2,039	2,195	2,474	8,730
G&A	28,692	34,662	10,582	10,495	9,759	10,281	41,117	11,406	12,006	12,407	13,008	48,827

Restaurant cash operating income	71,548	90,919	25,322	25,855	24,798	27,917	103,892	27,818	29,281	29,998	35,451	122,548	18.0%

Development costs
Preopening	8,790	7,995	1,334	2,496	2,712	2,703	9,245	1,694	2,732	4,859	3,445	12,730	37.7%
Partner investment expense	4,196	17,671	273	1,581	1,472	1,474	4,800	200	891	2,499	2,394	5,984	24.7%

Other expenses
Depreciation & amortization	21,817	29,155	8,134	8,519	9,258	11,039	36,950	10,355	10,554	10,897	11,560	43,367	17.4%
Equity-based compensation	—	—	—	—	—	—	—	2,190	2,429	3,222	3,222	11,063
Interest (income) expense	(466)	(612)	(458)	(447)	(530)	(406)	(1,841)	(492)	(440)	(485)	(480)	(1,897)	3.0%
Tax provision	12,425	10,657	5,213	4,454	3,447	3,828	16,942	4,058	4,066	2,792	4,746	15,661	-7.6%

Net income	24,786	26,053	10,826	9,252	8,439	9,279	37,796	9,813	9,049	6,215	10,564	35,640	-5.7%
per FDS	$0.94	$0.98	$0.40	$0.34	$0.31	$0.34	$1.40	$0.36	$0.33	$0.23	$0.39	$1.31	-6.5%

Fully diluted shares (FDS)	26,250	26,575	26,893	26,977	27,073	27,058	27,000	27,239	27,239	27,239	27,239	27,239	0.9%

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
COS	28.3%	28.4%	27.8%	27.5%	27.6%	28.1%	27.8%	27.7%	27.7%	27.5%	27.3%	27.5%
Labor	32.7%	33.0%	32.7%	32.7%	33.4%	32.8%	32.9%	33.5%	32.7%	32.9%	33.0%	33.0%
Operating	13.6%	14.1%	14.5%	14.9%	15.5%	15.4%	15.1%	15.2%	15.1%	15.3%	14.6%	15.0%
Occupancy	5.4%	5.3%	5.3%	5.4%	5.5%	4.9%	5.3%	5.5%	5.5%	5.5%	5.5%	5.5%
Minority interest	1.5%	1.4%	1.2%	1.1%	1.0%	0.8%	1.0%	0.9%	0.9%	0.9%	1.0%	0.9%
G&A	5.3%	4.9%	5.4%	5.3%	4.8%	4.8%	5.1%	5.0%	5.3%	5.2%	5.0%	5.1%

Restaurant cash operating income	13.3%	12.9%	13.0%	13.1%	12.2%	13.1%	12.8%	12.2%	12.8%	12.7%	13.6%	12.8%

Preopening	1.6%	1.1%	0.7%	1.3%	1.3%	1.3%	1.1%	0.7%	1.2%	2.1%	1.3%	1.3%
Partner investment expense	0.8%	2.5%	0.1%	0.8%	0.7%	0.7%	0.6%	0.1%	0.4%	1.1%	0.9%	0.6%
Depreciation & amortization	4.0%	4.1%	4.2%	4.3%	4.6%	5.2%	4.6%	4.5%	4.6%	4.6%	4.4%	4.5%
Equity-based compensation	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.0%	1.1%	1.4%	1.2%	1.2%
Interest (income) expense	-0.1%	-0.1%	-0.2%	-0.2%	-0.3%	-0.2%	-0.2%	-0.2%	-0.2%	-0.2%	-0.2%	-0.2%
Tax provision	2.3%	1.5%	2.7%	2.2%	1.7%	1.8%	2.1%	1.8%	1.8%	1.2%	1.8%	1.6%

Net income	4.6%	3.7%	5.6%	4.7%	4.2%	4.3%	4.7%	4.3%	4.0%	2.6%	4.1%	3.7%

Shared Services

Supplemental Financial Information — Pro Forma Forecast

		53 weeks						Forecast
	2003	2004	1Q05	2Q05	3Q05	4Q05	2005	1Q06A	2Q06	3Q06	4Q06	2006

Units
Sales weeks
AWS
Comp sales change
Sales
per FDS

Operating costs
COS
Labor
Operating
Occupancy
Minority interest
G&A (inc. in concepts for ‘03 & ‘04)			4,895	4,906	4,384	4,513	18,698	4,631	5,002	5,265	5,780	20,677

Restaurant cash operating income			(4,895)	(4,906)	(4,384)	(4,513)	(18,698)	(4,631)	(5,002)	(5,265)	(5,780)	(20,677)

Development costs
Preopening
Partner investment expense

Other expenses
Depreciation & amortization			149	142	263	326	880	280	294	290	290	1,154
Equity-based compensation								988	1,194	1,602	1,602	5,386
Interest (income) expense			(343)	(420)	(381)	(431)	(1,575)	(489)	(440)	(485)	(480)	(1,894)
Tax provision			(1,528)	(1,504)	(1,237)	(1,303)	(5,572)	(1,677)	(1,875)	(2,068)	(2,229)	(7,850)

Net income			(3,173)	(3,124)	(3,029)	(3,105)	(12,431)	(3,733)	(4,174)	(4,604)	(4,962)	(17,473)
per FDS			$(0.12)	$(0.12)	$(0.11)	$(0.11)	$(0.46)	$(0.14)	$(0.15)	$(0.17)	$(0.18)	$(0.64)

Fully diluted shares (FDS)			26,893	26,977	27,073	27,058	27,000	27,239	27,239	27,239	27,239	27,239

Concept: P.F. Chang’s China Bistro

Supplemental Financial Information — Pro Forma Forecast

		53 weeks						Forecast					YOY
	2003	2004	1Q05	2Q05	3Q05	4Q05	2005	1Q06A	2Q06	3Q06	4Q06	2006	Change

Units	97	115	116	121	125	131	131	133	134	143	151	151
Sales weeks	4,494	5,613	1,492	1,531	1,594	1,649	6,266	1,720	1,728	1,788	1,939	7,175	14.5%
AWS	108,280	108,938	109,637	108,699	105,779	107,092	107,757	108,677	106,934	105,571	106,845	106,988	-0.7%
Comp sales change	5.1%	3.0%	2.9%	1.9%	-0.8%	1.0%	1.2%	1.3%	1.7%	2.6%	1.5%	1.8%
Sales	486,609	611,468	163,579	166,418	168,612	176,595	675,204	186,924	184,782	188,761	207,172	767,639	13.7%
per FDS	$18.54	$23.01	$6.08	$6.17	$6.23	$6.53	$25.01	$6.86	$6.78	$6.93	$7.61	$28.18

Operating costs
COS	136,983	173,128	45,317	45,726	46,359	49,671	187,073	51,771	51,035	51,758	56,483	211,047
Labor	158,497	201,352	53,601	54,250	55,947	57,328	221,126	62,308	59,933	61,824	68,209	252,273
Operating	66,044	85,073	23,599	24,298	25,654	26,648	100,199	27,897	26,968	28,204	29,629	112,698
Occupancy	25,533	31,896	8,465	8,883	9,102	8,250	34,700	9,859	9,745	9,952	10,965	40,520
Minority interest	7,360	9,177	1,935	1,881	1,723	1,579	7,118	1,733	1,713	1,750	1,921	7,117
G&A	24,767	28,555	4,086	3,816	3,667	3,943	15,512	4,386	4,565	4,565	4,670	18,185

Restaurant cash operating income	67,425	82,287	26,576	27,564	26,160	29,176	109,476	28,970	30,824	30,709	35,296	125,799	14.9%

Development costs
Preopening	7,026	5,852	965	1,544	1,651	1,868	6,028	1,066	1,491	3,369	2,340	8,266	37.1%
Partner investment expense	3,941	15,075	208	1,126	1,303	889	3,526	426	436	1,744	1,744	4,350	23.4%

Other expenses
Depreciation & amortization	19,414	24,778	6,679	7,033	7,462	8,919	30,093	8,096	8,282	8,396	8,808	33,582	11.6%
Equity-based compensation								1,075	1,101	1,451	1,451	5,079
Interest (income) expense	(461)	(612)	(115)	(20)	(146)	30	(251)	—				—
Tax provision	12,523	10,797	6,123	5,811	4,608	5,148	21,690	5,432	6,049	4,882	6,495	22,859	5.4%

Net income	24,982	26,397	12,716	12,070	11,282	12,322	48,390	12,875	13,464	10,867	14,457	51,663	6.8%
per FDS	$0.95	$0.99	$0.47	$0.45	$0.42	$0.46	$1.79	$0.47	$0.49	$0.40	$0.53	$1.90

Fully diluted shares (FDS)	26,250	26,575	26,893	26,977	27,073	27,058	27,000	27,239	27,239	27,239	27,239	27,239

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
COS	28.2%	28.3%	27.7%	27.5%	27.5%	28.1%	27.7%	27.7%	27.6%	27.4%	27.3%	27.5%
Labor	32.6%	32.9%	32.8%	32.6%	33.2%	32.5%	32.7%	33.3%	32.4%	32.8%	32.9%	32.9%
Operating	13.6%	13.9%	14.4%	14.6%	15.2%	15.1%	14.8%	14.9%	14.6%	14.9%	14.3%	14.7%
Occupancy	5.2%	5.2%	5.2%	5.3%	5.4%	4.7%	5.1%	5.3%	5.3%	5.3%	5.3%	5.3%
Minority interest	1.5%	1.5%	1.2%	1.1%	1.0%	0.9%	1.1%	0.9%	0.9%	0.9%	0.9%	0.9%
G&A	5.1%	4.7%	2.5%	2.3%	2.2%	2.2%	2.3%	2.3%	2.5%	2.4%	2.3%	2.4%

Restaurant cash operating income	13.9%	13.5%	16.2%	16.6%	15.5%	16.5%	16.2%	15.5%	16.7%	16.3%	17.0%	16.4%

Preopening	1.4%	1.0%	0.6%	0.9%	1.0%	1.1%	0.9%	0.6%	0.8%	1.8%	1.1%	1.1%
Partner investment expense	0.8%	2.5%	0.1%	0.7%	0.8%	0.5%	0.5%	0.2%	0.2%	0.9%	0.8%	0.6%
Depreciation & amortization	4.0%	4.1%	4.1%	4.2%	4.4%	5.1%	4.5%	4.3%	4.5%	4.4%	4.3%	4.4%
Equity-based compensation	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.6%	0.8%	0.7%	0.7%
Interest (income) expense	-0.1%	-0.1%	-0.1%	0.0%	-0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Tax provision	2.6%	1.8%	3.7%	3.5%	2.7%	2.9%	3.2%	2.9%	3.3%	2.6%	3.1%	3.0%

Net income	5.1%	4.3%	7.8%	7.3%	6.7%	7.0%	7.2%	6.9%	7.3%	5.8%	7.0%	6.7%

Concept: Pei Wei Asian Diner

Supplemental Financial Information — Pro Forma Forecast

		53 weeks						Forecast					YOY
	2003	2004	1Q05	2Q05	3Q05	4Q05	2005	1Q06A	2Q06	3Q06	4Q06	2006	Change

Units	33	53	54	61	68	77	77	81	88	97	107	107
Sales weeks	1,255	2,318	698	742	844	947	3,231	1,031	1,088	1,211	1,323	4,653	44.0%
AWS	42,476	41,188	43,888	42,639	40,802	39,323	41,457	40,435	40,013	39,388	39,416	39,774	-4.1%
Comp sales change	0.3%	2.0%	6.0%	6.3%	2.8%	1.9%	4.0%	-2.0%	-1.6%	1.4%	2.4%	0.2%
Sales	53,308	95,473	30,635	31,638	34,437	37,239	133,949	41,689	43,534	47,699	52,148	185,070	38.2%
per FDS	$2.03	$3.59	$1.14	$1.17	$1.27	$1.38	$4.96	$1.53	$1.60	$1.75	$1.91	$6.79
Operating costs
COS	15,805	27,608	8,665	8,767	9,651	10,478	37,561	11,669	12,190	13,166	14,286	51,311
Labor	17,931	31,973	9,927	10,515	11,889	12,786	45,117	14,285	14,789	16,029	17,304	62,407
Operating	7,616	14,455	4,651	5,207	5,836	6,354	22,048	6,944	7,527	7,844	8,220	30,535
Occupancy	3,381	5,797	1,809	1,884	2,080	2,320	8,093	2,634	2,803	3,061	3,356	11,854
Minority interest	527	901	341	295	251	222	1,109	289	326	445	553	1,613
G&A	3,925	6,107	1,601	1,773	1,708	1,825	6,907	2,194	2,230	2,320	2,356	9,100
Restaurant cash operating income	4,123	8,632	3,641	3,197	3,022	3,254	13,114	3,674	3,669	4,834	6,073	18,250	39.2%
Development costs Preopening	1,764	2,143	369	952	1,061	835	3,217	603	1,175	1,232	1,090	4,100	27.4%
Partner investment expense	255	2,596	65	455	169	585	1,274	(226)	455	585	650	1,464	14.9%
Other expenses Depreciation & amortization	2,403	4,377	1,306	1,344	1,533	1,794	5,977	1,979	1,979	2,193	2,410	8,561	43.2%
Equity-based compensation								105	110	145	145	506
Interest (income) expense	(5)		—	(7)	(3)	(5)	(15)	(3)				(3)
Tax provision	(98)	(141)	618	147	76	(17)	824	377	(16)	210	551	1,123	36.3%
Net income	(196)	(343)	1,283	306	186	62	1,837	839	(35)	468	1,227	2,499	36.0%
per FDS	$(0.01)	$(0.01)	$0.05	$0.01	$0.01	$0.00	$0.07	$0.03	$(0.00)	$0.02	$0.05	$0.09
Fully diluted shares (FDS)	26,250	26,575	26,893	26,977	27,073	27,058	27,000	27,239	27,239	27,239	27,239	27,239
Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
COS	29.6%	28.9%	28.3%	27.7%	28.0%	28.1%	28.0%	28.0%	28.0%	27.6%	27.4%	27.7%
Labor	33.6%	33.5%	32.4%	33.2%	34.5%	34.3%	33.7%	34.3%	34.0%	33.6%	33.2%	33.7%
Operating	14.3%	15.1%	15.2%	16.5%	16.9%	17.1%	16.5%	16.7%	17.3%	16.4%	15.8%	16.5%
Occupancy	6.3%	6.1%	5.9%	6.0%	6.0%	6.2%	6.0%	6.3%	6.4%	6.4%	6.4%	6.4%
Minority interest	1.0%	0.9%	1.1%	0.9%	0.7%	0.6%	0.8%	0.7%	0.7%	0.9%	1.1%	0.9%
G&A	7.4%	6.4%	5.2%	5.6%	5.0%	4.9%	5.2%	5.3%	5.1%	4.9%	4.5%	4.9%

Restaurant cash operating income	7.7%	9.0%	11.9%	10.1%	8.8%	8.7%	9.8%	8.8%	8.4%	10.1%	11.6%	9.9%

Preopening	3.3%	2.2%	1.2%	3.0%	3.1%	2.2%	2.4%	1.4%	2.7%	2.6%	2.1%	2.2%
Partner investment expense	0.5%	2.7%	0.2%	1.4%	0.5%	1.6%	1.0%	-0.5%	1.0%	1.2%	1.2%	0.8%
Depreciation & amortization	4.5%	4.6%	4.3%	4.2%	4.5%	4.8%	4.5%	4.7%	4.5%	4.6%	4.6%	4.6%
Equity-based compensation	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	0.3%	0.3%	0.3%	0.3%
Interest (income) expense	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Tax provision	-0.2%	-0.1%	2.0%	0.5%	0.2%	0.0%	0.6%	0.9%	0.0%	0.4%	1.1%	0.6%

Net income	-0.4%	-0.4%	4.2%	1.0%	0.5%	0.2%	1.4%	2.0%	-0.1%	1.0%	2.4%	1.4%

Concept: Taneko Japanese Tavern

Supplemental Financial Information — Pro Forma Forecast

				Forecast
		1Q06A	2Q06	3Q06	4Q06	2006
Units				1	1	1
Sales weeks				3	13	16
AWS				75	75	75
Comp sales change
Sales				225	975	1,200
per FDS		$—	$—	$0.01	$0.04	$0.04
Operating costs
COS				81	312	394
Labor				100	351	450
Operating				50	183	233
Occupancy				16	65	81
Minority interest
G&A	G&A expenses incurred in 2005 are shown under Shared Services	195	210	257	202	865
Restaurant cash operating income		(195)	(210)	(280)	(138)	(823)
Development costs
Preopening		25	66	258	15	364
Partner investment expense				170		170
Other expenses
Depreciation & amortization				17	52	70
Equity-based compensation		22	23	23	23	91
Interest (income) expense
Tax provision		(74)	(93)	(232)	(71)	(470)
Net income		(168)	(206)	(516)	(158)	(1,049)
per FDS		$(0.01)	$(0.01)	$(0.02)	$(0.01)	$(0.04)
Fully diluted shares (FDS)		27,239	27,239	27,239	27,239	27,239

Sales				100.0%	100.0%	100.0%
COS				36.2%	32.0%	32.8%
Labor				44.2%	36.0%	37.5%
Operating				22.4%	18.8%	19.4%
Occupancy				7.2%	6.7%	6.8%
Minority interest				0.0%	0.0%	0.0%
G&A				114.4%	20.8%	72.1%

Restaurant cash operating income				-124.4%	-14.2%	-68.6%

Preopening				114.7%	1.6%	30.4%
Partner investment expense				75.6%	0.0%	14.2%
Depreciation & amortization				7.7%	5.4%	5.8%
Equity-based compensation				10.3%	2.4%	7.6%
Interest (income) expense				0.0%	0.0%	0.0%
Tax provision				-103.1%	-7.3%	-39.1%

Net income				-229.5%	-16.2%	-87.4%

P.F. Chang’s China Bistro, Inc.

Supplemental Financial Information — Reconciliation of Pro Forma Forecast to GAAP Forecast

		Pro Forma Forecast				Adjustments					GAAP Forecast
	1Q06A	2Q06	3Q06	4Q06	2006	1Q06A	2Q06	3Q06	4Q06	2006	1Q06A	2Q06	3Q06	4Q06	2006

Sales	228,613	228,316	236,685	260,295	953,909						228,613	228,316	236,685	260,295	953,909
per FDS	$8.39	$8.38	$8.69	$9.56	$35.02						$8.39	$8.38	$8.69	$9.56	$35.02
Operating costs
COS	63,440	63,225	65,005	71,081	262,752						63,440	63,225	65,005	71,081	262,752
Labor	76,593	74,722	77,952	85,863	315,130	344	350	350	350	1,394	76,937	75,072	78,302	86,213	316,524
Operating	34,841	34,495	36,098	38,032	143,466						34,841	34,495	36,098	38,032	143,466
Occupancy	12,493	12,548	13,029	14,386	52,456						12,493	12,548	13,029	14,386	52,456
Minority interest	2,022	2,039	2,195	2,474	8,730						2,022	2,039	2,195	2,474	8,730
G&A	11,406	12,006	12,407	13,008	48,827	1,846	2,079	2,872	2,872	9,669	13,252	14,085	15,279	15,880	58,496
Restaurant cash operating income	27,818	29,281	29,998	35,451	122,548	(2,190)	(2,429)	(3,222)	(3,222)	(11,063)	25,628	26,852	26,776	32,229	111,485
Development costs Preopening	1,694	2,732	4,859	3,445	12,730						1,694	2,732	4,859	3,445	12,730
Partner investment expense	200	891	2,499	2,394	5,984						200	891	2,499	2,394	5,984
Other expenses
Depreciation & amortization	10,355	10,554	10,897	11,560	43,367						10,355	10,554	10,897	11,560	43,367
Equity-based compensation	2,190	2,429	3,222	3,222	11,063	(2,190)	(2,429)	(3,222)	(3,222)	(11,063)	—	—	—	—	—
Interest (income) expense	(492)	(440)	(485)	(480)	(1,897)						(492)	(440)	(485)	(480)	(1,897)
Tax provision	4,058	4,066	2,792	4,746	15,661						4,058	4,066	2,792	4,746	15,661

Net income	9,813	9,049	6,215	10,564	35,640	—	—	—	—	—	9,813	9,049	6,215	10,564	35,640

per FDS	$0.36	$0.33	$0.23	$0.39	$1.31						$0.36	$0.33	$0.23	$0.39	$1.31
Fully diluted shares (FDS)	27,239	27,239	27,239	27,239	27,239						27,239	27,239	27,239	27,239	27,239
Sales	100.0%	100.0%	100.0%	100.0%	100.0%						100.0%	100.0%	100.0%	100.0%	100.0%
COS	27.7%	27.7%	27.5%	27.3%	27.5%						27.7%	27.7%	27.5%	27.3%	27.5%
Labor	33.5%	32.7%	32.9%	33.0%	33.0%						33.7%	32.9%	33.1%	33.1%	33.2%
Operating	15.2%	15.1%	15.3%	14.6%	15.0%						15.2%	15.1%	15.3%	14.6%	15.0%
Occupancy	5.5%	5.5%	5.5%	5.5%	5.5%						5.5%	5.5%	5.5%	5.5%	5.5%
Minority interest	0.9%	0.9%	0.9%	1.0%	0.9%						0.9%	0.9%	0.9%	1.0%	0.9%
G&A	5.0%	5.3%	5.2%	5.0%	5.1%						5.8%	6.2%	6.5%	6.1%	6.1%

Restaurant cash operating income	12.2%	12.8%	12.7%	13.6%	12.8%						11.2%	11.8%	11.3%	12.4%	11.7%

Preopening	0.7%	1.2%	2.1%	1.3%	1.3%						0.7%	1.2%	2.1%	1.3%	1.3%
Partner investment expense	0.1%	0.4%	1.1%	0.9%	0.6%						0.1%	0.4%	1.1%	0.9%	0.6%
Depreciation & amortization	4.5%	4.6%	4.6%	4.4%	4.5%						4.5%	4.6%	4.6%	4.4%	4.5%
Equity-based compensation	1.0%	1.1%	1.4%	1.2%	1.2%						0.0%	0.0%	0.0%	0.0%	0.0%
Interest (income) expense	-0.2%	-0.2%	-0.2%	-0.2%	-0.2%						-0.2%	-0.2%	-0.2%	-0.2%	-0.2%
Tax provision	1.8%	1.8%	1.2%	1.8%	1.6%						1.8%	1.8%	1.2%	1.8%	1.6%

Net income	4.3%	4.0%	2.6%	4.1%	3.7%						4.3%	4.0%	2.6%	4.1%	3.7%